Elizabeth Gioia Vice President, Corporate Counsel Prudential
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 11, 2024

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   American Maturity Life Insurance Company Separate Account AMLVA ("Registrant")
     File No. 811-07761

Members of the Commission:

Prudential, on behalf of American Maturity Life Insurance Company and American Maturity Life Insurance Company Separate Account AMLVA, hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2024, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Janus Aspen Series	811-07736
Neuberger Berman Advisers Management Trust	811-04255

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (203) 402-1624.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel
Prudential